SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            APPLIED BIOMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            APPLIED BIOMETRICS, INC.
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 12, 1998


            Notice is hereby given that the Annual Meeting of Shareholders of Applied Biometrics, Inc. (the "Company") will be held on June 12, 1998 at The Decathalon Club, 1700 East 79th Street, Bloomington, Minnesota 55425. The meeting will convene at 3:30 p.m. for the following purposes:

            1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify.

            2.          To approve the adoption of the Applied Biometrics, Inc.
                        1998 Stock Option Plan.

            3. To ratify and approve the appointment of independent public accountants for the Company for the current fiscal year.

            4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

            The Board of Directors has fixed the close of business on April 13, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                 For the Board of Directors,

                                 /s/ Joseph A. Marino

                                 Joseph A. Marino
                                 CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


Burnsville, Minnesota 55337
May 1, 1998


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY WHICH IS LOCATED ON THE OUTSIDE OF THIS ENVELOPE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.

                            APPLIED BIOMETRICS, INC.



                                 PROXY STATEMENT



                                     GENERAL

            This Proxy Statement is furnished to the shareholders of Applied Biometrics, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on June 12, 1998 or any adjournment thereof.

            The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company's principal offices are located at 501 East Highway 13, Suite 108, Burnsville, Minnesota 55337, its telephone number is (612) 890-1123 and its facsimile number is (612) 890-1104. The mailing of this Proxy Statement to shareholders of the Company commenced on or about May 1, 1998.

            Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before it is voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed but which lack any such specification will be voted in favor of the slate of directors proposed by the Board of Directors and listed herein and in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders.

            The Company has outstanding only one class of stock, $.01 par value Common Stock (the "Common Stock"), of which 4,296,117 shares were issued and outstanding on April 13, 1998. Each share is entitled to one vote on all matters presented to shareholders. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on April 13, 1998 will be entitled to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

            Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

            The following table sets forth as of April 28, 1998 the number and percentage of outstanding shares of Common Stock of the Company beneficially owned by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company, by each director and nominee of the Company, by each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group:

Name and Address of                               Number of Shares       Percent
 Beneficial Owner                               Beneficially Owned(1)   of Class
-------------------                             ---------------------   --------

David B. Johnson ..............................      402,100(2)            9.4%
c/o Miller, Johnson & Kuehn, Incorporated
Suite 800 - Eighth Floor
Minneapolis, MN 55416

Aaron Boxer Revocable Trust ...................      307,000(3)            7.2%
c/o Miller, Johnson & Kuehn, Incorporated
Suite 800 - Eighth Floor
Minneapolis, MN 55416

Joseph A. Marino(4)(5) ........................      279,166               6.1%
501 East Hwy. 13
Burnsville, MN 55337

Demetre Nicoloff, M.D., Ph.D (4)(6) ...........       67,500               1.2%

Patrick Delaney(4) ............................       35,000                *

Jeffrey W. Green ..............................        5,000                *

All directors, nominees and executive officers
as a group (6 persons)(3) .....................      469,999               8.5%

--------------------
* Less than 1%

(1) Unless otherwise indicated, each person has sole voting and dispositive power over such shares.

(2) Based on a Schedule 13G dated February 12, 1998 and filed with the Securities and Exchange Commission. Of the 402,100 shares reported, Mr. Johnson has sole voting and dispositive power with respect to 107,450 shares and shares voting and dispositive power with respect to 294,650 shares.

(3) Based on a Schedule 13G dated February 12, 1998 and filed with the Securities and Exchange Commission.

(4) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of the date hereof: Mr. Marino, 250,000 shares; Dr. Nicoloff, 46,667 shares; Mr. Delaney, 35,000 shares; and by all directors, nominees and executive officers as a group, 410,000 shares. Includes stock options to purchase 5,000 shares held by Mr. Delaney and options to purchase 15,000 shares held by Dr. Nicoloff which will vest if such individuals are re-elected to the Company's Board of Directors at the Annual Meeting of Shareholders.

(5)         Includes 29,166 shares held by Mr. Marino's minor children.

(6) Includes 5,000 shares held by Nicoloff Profit Sharing Plan and 7,500 shares held by Nicoloff Properties.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

            The Board of Directors has nominated for election the four persons named below and each has consented to being named a nominee. Mr. Marino, Mr. Delaney and Dr. Nicoloff are currently directors of the Company. It is intended that proxies will be voted for such nominees. Each of the nominees was elected at last year's Annual Meeting of Shareholders. The Board of Directors believes that each nominee named herein will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

            The names of the nominees, their principal occupations for at least the past five years and other information is set forth in the following table:

                                                 Principal Occupation                                  Director
Name and Age                                   and Other Directorships                                  Since
------------                                   -----------------------                                  -----
Joseph A. Marino        Chairman of the Company since 1993 and Chief Executive Officer and               1992
(46)                    President of the Company since 1994; Chief Financial Officer of the
                        Company from 1993 to 1996; President and Chief Executive Officer of
                        Biomedical Dynamics Corporation (manufacturer of disposable medical products) from 1980 to 1993.

Demetre Nicoloff,       Senior Staff Cardiac Surgeon at Cardiac Surgical Associates and a founder        1997
M.D., Ph.D              of that group; Director of Optical Sensors for Medicine, Inc. and Possis
(64)                    Medical Incorporated.

Patrick Delaney         Secretary of the Company since 1993; Partner in Lindquist & Vennum               1994
(55)                    P.L.L.P., a Minneapolis law firm which is counsel to the Company;
                        practicing lawyer since 1967; Secretary of MTS Systems Corporation (a manufacturer of systems for materials testing, measurement and simulation);
                        Director of CNS, Inc. (a medical device manufacturing company) and
                        Community First Bankshares, Inc. (a multi-bank holding company).

Jeffrey W. Green        Co-founder and Chairman of the Board of Hutchinson Technology, Inc. (a
(57)                    manufacturer of disk drive components).  Mr. Green has been Chairman of the Board of Hutchinson Technology, Inc. since 1983 and served as its
                        Chief Executive Officer from January 1983 to May 1996.  Mr. Green is also a director of Medwave, Inc. (a manufacturer of blood pressure measuring devises) and of Contimed, Inc. (a manufacturer of catheters).


             MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED

                          -----------------------------

                      OTHER INFORMATION REGARDING THE BOARD

BOARD MEETINGS

            The Board of Directors met three times during 1997 and took action in writing in lieu of a meeting once. None of the incumbent directors attended fewer than 75% of the aggregate of the total number of Board meetings and Committee meetings on which he served during 1997.

BOARD COMMITTEES

            The Audit Committee of the Board of Directors, which currently is composed of Dr. Demetre Nicoloff and Patrick Delaney met once during 1997. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

            The Compensation Committee of the Board of Directors, which currently consists of Dr. Nicoloff, took action in writing in lieu of a meeting once during 1997. The Compensation Committee makes recommendations to the Board of Directors regarding the employment practices and policies of the Company and the compensation paid to Company officers and administers the Company's stock plans.

            The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

            The following table shows, for the fiscal years ending December 31, 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Joseph A. Marino, the Company's Chief Executive Officer (the "Named Executive"). None of the Company's other executive officers received more than $100,000 in cash compensation during 1996.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL              LONG-TERM
                                         COMPENSATION          COMPENSATION
     Name and Principal                                   Securities Underlying
         Position               Year        Salary              Options(#)
     ------------------         ----        ------              ----------

Joseph A. Marino, Chairman      1997       $170,000                 -0-
    Chief Executive             1996        170,000                 -0-
    and President               1995        170,000                 -0-

STOCK OPTIONS

            The Named Executive was not granted any stock options during 1997 and did not exercise any stock options during 1997. The following table sets forth information with respect to the Named Executive concerning unexercised options held as of December 31, 1997:

                          FISCAL YEAR-END OPTION VALUES

                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED              IN-THE-MONEY
                        OPTIONS AT 12/31/97           OPTIONS AT 12/31/97(1)
                    ----------------------------   -----------------------------
       NAME         EXERCISABLE    UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
       ----         -----------    -------------   -----------     -------------

Joseph A. Marino      250,000           -0-         $595,600            $-0-

-------------------
(1) Based on the closing market price of $6.75 per share for the Company's Common Stock on December 31, 1997.

EMPLOYMENT AGREEMENT

            Mr. Marino entered into an employment agreement with the Company as of May 7, 1993 for a term of one year beginning January 1, 1994 and thereafter continuing in effect from year to year unless terminated. Under the employment agreement, as amended by Amendment No. 1 dated as of July 1, 1994, Mr. Marino is entitled to an annual base salary of $170,000.

DIRECTOR COMPENSATION

            Non-employee directors did not receive cash compensation from the Company for their services as members of the Board of Directors during 1997. The Company, in the past, has granted options to non-employee directors, with the shares subject to the option to vest in installments over a several year period.

            On September 30, 1994, Mr. Delaney was granted a six-year, non-qualified option to purchase 40,000 shares of Common Stock at $6.56 per share, the closing price on the date of grant. Mr. Delaney's options vested as to 10,000 shares on the date of grant and 10,000 shares on the date of each annual shareholders meeting held during the succeeding three years at which the director is re-elected to the Board of Directors. On March 14, 1996, Mr. Delaney was granted a six-year non-qualified option to purchase 20,000 shares of Common Stock at $11.75 per share, the closing price on the day of grant. The option vests as to 5,000 shares on the date of grant and 5,000 shares on the date of each annual shareholders meeting held during 1997, 1998 and 1999 at which Mr. Delaney is re-elected to the Board of Directors.

            On March 19, 1997, upon Dr. Nicoloff's election to the Board, the Company granted Dr. Nicoloff a six-year option to purchase 60,000 shares of Common Stock at $9.875, the closing price on the date of grant. The option vested as to 15,000 shares on the date of grant and will vest with respect to 15,000 additional shares on the date of each annual shareholders meeting during the succeeding three years at which Dr. Nicoloff is re-elected to the Board of Directors.

                              --------------------

            PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN

                                  (PROPOSAL #2)

Introduction

            On March 11, 1998 the Company's Board of Directors adopted the Applied Biometics, Inc. 1998 Stock Option Plan (the "1998 Plan"), subject to ratification and approval of the 1998 Plan by the Company's shareholders. The purpose of the 1998 Plan is to provide a continuing, long-term incentive to selected eligible officers and key employees of the Company and of any subsidiary corporation of the Company, to provide a means of rewarding outstanding performance and to enable the Company to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

Summary of the Plan

            Number of Shares. The maximum number of shares of common stock reserved and available under the 1998 Plan for awards is 500,000 shares (subject to adjustment in the event of possible future stock splits or similar changes in the common stock). Shares of common stock covered by expired or terminated stock options may be used for subsequent awards under the 1998 Plan.

            Eligibility and Administration. Officers and regular full-time executive, administrative, professional, production and technical employees of the Company and its subsidiaries and non-employee directors are eligible to be granted stock options under the 1998 Plan. Approximately 19 officers and other key employees and two non-employee directors are currently eligible to participate in the 1998 Plan. The 1998 Plan is administered by the Board of Directors or by a Committee appointed by the Board, consisting of at least two directors, all of whom are "Outside Directors" and "Non-Employee Directors" as defined in the 1998 Plan. The Committee has the power to determine when and to whom options will be granted, the term of each option, the number of shares covered by it and other terms and conditions of each option, construe and interpret the 1998 Plan, and establish and amend any rules and regulations it deems necessary or desirable for the proper administration of the 1998 Plan.

            Stock Options. The Committee may grant stock options that qualify as "incentive stock options" under the Internal Revenue Code or as "non-qualified stock options" in such form and upon such terms as the Committee may approve from time to time. Stock options granted under the 1998 Plan may be exercised during their respective terms as determined by the Committee. There is no express limitation on the duration of the 1998 Plan, except for the requirement of the Internal Revenue Code of 1986, as amended, that all incentive stock options must be granted within ten years from the date the Plan is approved by the shareholders.

         Incentive Stock Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant (or, in the case of participants owning more than 10% of the total combined voting power of all classes of stock of the Company, at least equal to 110% of the fair market value on the date of grant); Non-Qualified Options may be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date of grant.

            For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a participant under the 1987 Plan during any calendar year may not exceed $100,000. On April 27, 1998, the closing price of a share of Company Common Stock as reported by the Nasdaq SmallCap Market was $6.75. Incentive Stock Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant (five years in the case of an Incentive Stock Option granted to participants owning more than 10% of the total combined voting power of all classes of stock of the Company). Non-Qualified Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant. Stock options become exercisable during their terms in the manner determined by the Compensation Committee. Stock options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of a participant they may be exercised only by the participant.

            Federal Income Tax Consequences. The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award.

            Incentive Stock Options. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to a participant of an Incentive Stock Option under the 1998 Plan. The exercise by a participant of an Incentive Stock Option also will not result in any federal income tax consequences to the Company or the participant, except that
(i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Stock Option, determined at the time of exercise, over the consideration paid for the shares by the participant will be a tax preference item for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as "excess parachute payments" within the meaning of the Code.

            If a participant disposes of the shares acquired upon exercise of an Incentive Stock Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the participant exercised the Incentive Stock Option and the shares were transferred to the participant (the "Applicable Holding Periods"), then the participant will recognize a long-term capital gain or loss. If the Applicable Holding Periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income. The balance of any gain will be characterized as a capital gain. As part of the Taxpayer Relief Act of 1997, Congress modified the maximum federal income tax rate for most long-term capital gains recognized after May 6, 1997. Under the new law, capital gains resulting from property held for more than 18 months will be taxed at a reduced maximum rate of 20%. Capital gains resulting from property held for less than 18 months but more than one year will continue to be taxed at a maximum rate of 28%, and capital gains resulting from property held for less than one year will continue to be taxed at ordinary income rates.

            Non-qualified Options. An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. As a general matter, when an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income.

            Limitations on Option Granted. The Company has also added a provision in the 1998 Plan that provides that the Company may not, in any one fiscal year, grant options to purchase more than 150,000 shares to any one person under the 1998 Plan. The provision is designed to ensure that the 1998 Plan complies with Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain executive compensation over $1.0 million per year unless certain conditions are met.

REGISTRATION WITH THE SEC

            The Company intends to file a Registration Statement covering the 1998 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

VOTE REQUIRED

            Shareholder approval of the 1998 Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting and entitled to vote.

                              APPROVAL OF AUDITORS
                                  (PROPOSAL #3)

            Price Waterhouse LLP, independent public accountants, have been the auditors for the Company since 1987. They have been reappointed by the Board of Directors as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Price Waterhouse LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

            A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
              APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE LLP.

                               -------------------

                              SHAREHOLDER PROPOSALS

            The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company's 1999 Annual Meeting of Shareholders is expected to be held on or about June 16, 1999 and proxy materials in connection with that meeting are expected to be mailed on or about May 1, 1999. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company in writing no later than January 1, 1999.

                                     GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASD. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that all such reports have been filed in a timely manner.

OTHER BUSINESS

            The management of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

            The Company's Annual Report to the shareholders for the fiscal year ended December 31, 1997 is enclosed herewith.

                                 By Order of the Board of Directors,

                                 /s/ Joseph A. Marino

                                 Joseph A. Marino
                                 CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                      PROXY
                            APPLIED BIOMETRICS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 12, 1998

            The undersigned hereby appoints Joseph A. Marino and Patrick Delaney (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Applied Biometrics, Inc., held of record by the undersigned on April 13, 1998, at the ANNUAL MEETING OF SHAREHOLDERS to be held on June 12, 1998, or any adjournment thereof.

(1)   ELECTION OF      [ ] FOR all nominees             [ ] WITHHOLD AUTHORITY
      DIRECTORS:           (except as marked below)         to vote for nominees
                                                            listed

        JOSEPH A. MARINO, DEMETRE NICOLOFF, M.D., PH.D, PATRICK DELANEY,
                               JEFFREY W. GREEN

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) To approve the adoption of the Applied Biometrics, Inc. 1998 Stock Option Plan.

            [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

(3)   The proposal to ratify and approve the appointment of Price Waterhouse
      LLP.

            [ ] FOR             [ ] AGAINST

         (continued, and to be completed and signed on the reverse side)

                         (continued from the other side)

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                        Dated: ___________________________, 1998




                                        Signed: ________________________________
                                                  Signature of Shareholder



                                        Signed: ________________________________
                                                  Signature of Shareholder


                                        Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.